Exhibit 10.1

STOCK OPTION AGREEMENT FOR NON-EMPLOYEE DIRECTORS

CONAGRA FOODS 2006 STOCK PLAN

This Stock Option Agreement, hereinafter referred to as the "Option" or the "Agreement" is made on the __ day of _____________, 200_, between ConAgra Foods, Inc., a Delaware Corporation (the "Company") and the Optionee.

1.        Grant of Option. The Company hereby grants an Option on shares of the Company's common stock ("Common Stock") to the Optionee, as follows:

Optionee:

Social Security Number:

Number of Shares:

Exercise Price Per Share: $_____

Date of Grant: ______________, 200_

Plan Name: ConAgra Foods 2006 Stock Plan (the “Plan”)

Type of Option: Non-statutory

IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed effective as of the date first written above. The Company and the Optionee acknowledge that this Agreement includes five pages including the first page. The Optionee acknowledges reading and agreeing to all five pages and that in the event of any conflict between the terms of this Agreement and the terms of the Plan, the Plan shall control. Capitalized terms used herein without definition have the meaning set forth in the Plan.

CONAGRA FOODS, INC.		OPTIONEE
By
	Date		Date

2.            Exercise of Option. Subject to the provisions of any insider trading agreement that may be in place between Optionee and the Company (an “Insider Trading Agreement”), this Option shall be exercisable beginning 180 days after the date of this Agreement, and ending on the day preceding the tenth anniversary of the date of this Agreement, all in accordance with the terms of this Agreement and the Plan. If the Optionee should die prior to the end of the ten year term of this Option, within such ten year term this Option may be exercised by any beneficiary designated by Optionee or, in the absence of such a designation, the surviving spouse of Optionee, if any, or otherwise by the estate of the Optionee.

(a) Method of Exercise. This Option shall be exercisable by a written notice which shall state the election to exercise the Option, identify the portion of the Option being exercised and be accompanied by such additional information and documents as the Company in its discretion may prescribe. The purchase price of any shares with respect to which the Option is being exercised shall be paid by one or any combination of the following: check, wire transfer, certified or cashier’s check, delivery of shares of Common Stock of the Company at fair market value in accordance with Section 6.4 of the Plan, or (subject to the provisions of any Insider Trading Agreement) by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion thereof) acquired upon exercise of the Option and remitting to the Company a sufficient portion of the sale proceeds to pay both the entire exercise price and amounts owed under Section 2(c) of this Agreement.

(b) Restrictions on Exercise. As a condition to his/her exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

(c) Payment of Taxes Upon Exercise. As a condition of the issuance of shares hereunder, the Optionee agrees to remit to the Company at the time of exercise of this Option any taxes required to be withheld by the Company under Federal, state or local law as a result of the exercise. The Optionee may instruct the Company to make an appropriate reduction of the number of shares to be delivered to the Optionee upon exercise in order to satisfy the minimum statutory tax withholding amount permissible.

3.            Non-Transferability of Option. This Option may not be assigned, transferred, pledged or hypothecated in any manner (otherwise than by will or the laws of descent or distribution), nor may the Optionee enter into any transaction for the purpose of, or which has the effect of, reducing the market risk of holding the option by using puts, calls or similar financial techniques. This Option may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the beneficiaries, executors, administrators, heirs, successors and assigns (“Successors”) of the Optionee.

4.            Stock Subject to the Option. The Company will not be required to issue or deliver any certificate or certificates for shares to be issued hereunder until such shares have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange on which outstanding shares of the same class are then listed and until the Company has taken such steps as may, in the opinion of counsel for the Company, be required by law and applicable regulations, including the rules and regulations of the Securities and Exchange Commission, and State Securities Laws and Regulations, in connection with the issuance or sale of such shares, and the listing of such shares on each such exchange. The Company will use its best efforts to comply with any such requirements.

5.            Rights as Stockholder. The Optionee or his/her Successors shall have no rights as a stockholder with respect to any shares covered by this Option until the Optionee or his/her Successors shall have become the beneficial owner of such shares, and, except as provided in Section 6 of this Agreement, no adjustment shall be made for dividends or distributions or other rights in respect of such shares for which the record date is prior to the date on which the Optionee or his/her Successors shall have become the beneficial owner thereof.

6.            Adjustments Upon Changes in Capitalization; Change in Control. In the event of any Common Stock dividend or Common Stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares or similar corporate transaction or event involving the Company, the Committee shall make equitable adjustment in the number of shares subject to this Option and adjustment in the per share Option Price, provided, however, that no fractional share shall be issued upon subsequent exercise of the Option and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued. The provisions of Section 12.5 of the Plan related to any “Change of Control” (as defined in the Plan) are applicable to this Agreement.

7.            Notices. Each notice relating to this Agreement shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to its principal office in Omaha, Nebraska, attention to Compensation. Each notice to the Optionee or any other person or persons entitled to exercise the Option shall be addressed to the Optionee's address. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to the effect.

8.            Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon each successor of the Company. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be binding upon the Optionee's heirs, legal representatives and successors. This Agreement and the Plan shall be the sole and exclusive source of any and all rights which the Optionee, his heirs and legal representatives or successors may have in respect to the Plan or this Agreement.

9.            Resolution of Disputes. Any dispute or disagreement which should arise under or as a result of or in any way relate to the interpretation, construction or application of this Agreement will be determined by the Committee. Any determination made hereafter shall be final, binding and conclusive for all purposes. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the state of Delaware.

10.          Amendment. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Optionee under this Agreement without the Optionee's consent.